UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2012

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2012, DCP Midstream Partners, LP (the “Partnership”) issued a press release announcing the resignations of Alan Harris, Donald Hrap and John Lowe from the Board of Directors (the “Board”) of the Partnership’s ultimate general partner, DCP Midstream GP, LLC (the “General Partner”), and the appointment of Timothy G. Taylor and Greg G. Maxwell as the Phillips 66 representatives to the Board and R. Mark Fiedorek as the Spectra Energy Corp. representative to the Board. Messrs. Harris and Lowe also resigned from the Compensation Committee of the Board of Directors of the General Partner. Messrs. Harris, Hrap and Lowe’s resignations were effective April 25, 2012 and there were no disagreements between Messrs. Harris, Hrap and Lowe and the General Partner or the Partnership regarding any matter or relating to the Partnership’s operations, policies or practices.

Mr. Taylor is currently the Executive Vice President, Commercial, Transportation, Business Development and Marketing for Phillips 66. Mr. Taylor’s appointment was effective April 25, 2012.

Mr. Maxwell is currently the Executive Vice President and Chief Financial Officer for Phillips 66. Mr. Maxwell’s appointment was effective April 25, 2012.

Mr. Fiedorek is currently the Group Vice President, Southeast U.S. Transmission and Storage for Spectra Energy Corp. Mr. Fiedorek’s appointment was effective April 25, 2012.

There are no arrangements or understandings between Messrs. Taylor, Maxwell or Fiedorek and any other person pursuant to which Messrs. Taylor, Maxwell or Fiedorek were selected as directors. None of Messrs. Taylor, Maxwell or Fiedorek has any family relationship with any director or other executive officer of the Partnership or any person nominated or chosen by the Partnership to become a director or executive officer. There are no transactions in which Messrs. Taylor, Maxwell or Fiedorek have an interest requiring disclosure under Item 404(a) of Regulation S-K. The Board has not named Messrs. Taylor, Maxwell or Fiedorek to any committees of the Board at this time.

The General Partner serves as the ultimate general partner of the Partnership, holding a general partner interest in the Partnership. DCP Midstream, LLC currently owns 100% of the General Partner, which allows it to control the Partnership, and owns a 26% limited partner interest in the Partnership. DCP Midstream, LLC is a joint venture equally owned by Spectra Energy Corp. and Phillips 66, following the May 1, 2012 separation of Phillips 66 and ConocoPhillips. For relationships between the Partnership, the General Partner, DCP Midstream, LLC and its affiliates, please read Item 13 “Certain Relationships and Related Transactions, and Director Independence”, which is incorporated herein by reference from the Partnership’s annual report on Form 10-K, filed with the Securities and Exchange Commission on February 29, 2012.

The press release announcing these changes is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release dated May 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP
its General Partner

By:	DCP MIDSTREAM GP, LLC
its General Partner

By:	/s/ Michael S. Richards
Name:	Michael S. Richards
Title:	Vice President, General Counsel and Secretary

May 1, 2012

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated May 1, 2012

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